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                                                                    EXHIBIT 23.3


We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement (Form S-4) and related Prospectus of EOP Operating Limited Partnership for the registration of debt securities and warrants exercisable for debt securities and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included in EOP Operating Limited Partnership's filings as indicated below, filed with the Securities and Exchange Commission.



        Financial Statements                         Date of Auditors' Report
        --------------------                         ------------------------

Consolidated financial statements of EOP            February 23, 1998, except
Operating Limited Partnership included in its       for Note 25, as to which the
Annual Report (Form 10-K, as amended by Form        date is March 18, 1998
10-K/A) for the year ended December 31, 1997


The following reports are included in the Current Report of EOP Operating Limited
Partnership on Form 8-K dated June 26, 1998:

Statement of Revenue and Certain Expenses of
Denver Post Tower for the year ended
December 31, 1997                                   April 28, 1998

Combined Statement of Revenue and Certain
Expenses 301 Howard Street and 215 Fremont
Street for the year ended October 31, 1997          April 29, 1998

Combined Statement of Revenue and Certain
Expenses of the Mountain Properties for the
year ended December 31, 1997                        April 28, 1998

Statement of Revenue and Certain Expenses of
Millennium Plaza for the year ended
December 31, 1997                                   June 22, 1998

Statement of Revenue and Certain Expenses of
Polk & Taylor for the year ended
December 31, 1997                                   June 18, 1998

Combined Statement of Revenue and Certain
Expenses of Colonnade I, Colonnade II, and the
Walker Building for the year ended
December 31, 1997                                   June 12, 1998

Statement of Revenue and Certain Expenses of
Columbia Seafirst Center for the year ended
December 31, 1997                                   July 1, 1998



                                                    /s/ Ernst & Young LLP
                                                    ---------------------
                                                        Ernst & Young LLP



Chicago, Illinois
August 31, 1998